Exhibit 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
INTEREST INCOME
Loans	$454,169	$431,375	$414,830	$399,030	$376,602
Available-for-sale securities	74,073	75,791	76,518	81,178	80,577
Held-to-maturity securities	71,082	72,096	69,950	67,030	63,934
Trading securities	218	159	96	39	25
Loans held for sale	2,614	1,498	4,517	2,863	3,270
Other interest-earning assets	356	255	197	133	236

Total interest income	602,512	581,174	566,108	550,273	524,644

INTEREST EXPENSE
Interest-bearing demand	20,356	16,345	12,369	10,237	8,640
Money market and savings deposits	36,956	29,368	17,376	10,599	9,688
Time deposits	68,855	65,279	63,827	59,636	57,712
Foreign deposits	6,697	6,803	6,063	4,361	3,598
Federal funds purchased and securities sold under agreements to repurchase	17,507	16,354	15,246	11,707	8,185
Other borrowed funds	2,129	1,928	3,621	2,555	1,905
Long-term Federal Home Loan Bank advances	38,633	40,199	52,032	61,016	60,475
Other long-term debt	32,736	25,150	16,362	14,256	13,031

Total interest expense	223,869	201,426	186,896	174,367	163,234

NET INTEREST INCOME	378,643	379,748	379,212	375,906	361,410
Provision for loan losses	17,700	20,600	44,250	28,800	26,600

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	360,943	359,148	334,962	347,106	334,810

NONINTEREST REVENUES
Service charges on deposit accounts	91,485	85,034	94,556	96,508	94,377
Trust income	30,010	30,353	30,571	28,587	29,935
Consumer investment services income	18,875	20,032	17,539	17,565	21,930
Interchange income	22,731	21,178	21,066	19,649	20,628
Commercial credit fee income	13,901	10,940	10,605	10,369	11,088
Bank owned life insurance policies	10,582	10,511	13,760	11,377	11,610
Mortgage income	4,796	3,986	5,627	4,164	3,889
Portfolio income	3,150	1,282	5,381	5,920	8,145
Gain on sale of credit card loans	-0-	-0-	166,103	-0-	-0-
Other noninterest revenues	27,621	32,120	15,081	19,032	16,650

Total noninterest revenues	223,151	215,436	380,289	213,171	218,252

NONINTEREST EXPENSES
Salaries and employee benefits	172,955	178,655	170,640	162,517	167,511
Net occupancy expense	38,430	36,857	37,694	37,953	36,326
Equipment expense	32,624	31,086	31,721	31,807	30,968
Postage and office supplies	10,080	10,693	10,556	10,680	10,997
Marketing	7,168	9,771	8,803	8,594	9,249
Professional fees	7,759	7,489	16,363	7,339	9,699
Communications	6,155	6,118	5,773	5,926	6,040
Amortization of intangibles	636	696	800	1,043	1,163
Settlement agreements and related professional fees	-0-	-0-	-0-	53,972	-0-
FHLB prepayment cost	-0-	-0-	129,648	-0-	-0-
Other noninterest expenses	39,135	38,152	48,418	42,647	39,817

Total noninterest expenses	314,942	319,517	460,416	362,478	311,770

INCOME BEFORE INCOME TAXES	269,152	255,067	254,835	197,799	241,292
Income taxes	84,553	76,422	77,978	78,220	74,329

NET INCOME	$184,599	$178,645	$176,857	$119,579	$166,963

Average common shares outstanding - basic	352,054	354,299	355,072	352,838	351,602
Earnings per common share - basic (a)	$0.52	$0.50	$0.50	$0.34	$0.47
Average common shares outstanding - diluted	357,026	358,812	360,286	358,272	356,314
Earnings per common share - diluted (a)	$0.52	$0.50	$0.49	$0.33	$0.47

(a)	Earnings per common share as adjusted for the third quarter 2004 settlement agreement and related professional fees are provided in the following table. These expenses represent matters which management believes are not indicative of AmSouth’s legal and regulatory affairs arising in the normal course of business.

Three Months Ended September 30, 2004
Earnings per common share - basic, GAAP basis	0.34
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - basic, as adjusted	0.49

Earnings per common share - diluted, GAAP basis	0.33
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - diluted, as adjusted	0.48

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended June 30, 2005			Three Months Ended March 31, 2005			Three Months Ended December 31, 2004			Three Months Ended September 30, 2004			Three Months Ended June 30, 2004
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$16,620,623	$235,211	5.68%	$16,376,300	$218,177	5.40%	$15,682,584	$204,003	5.18%	$15,118,340	$189,542	4.99%	$14,761,561	$178,896	4.87%
Residential first mortgages	5,561,349	67,340	4.86%	5,260,197	64,045	4.94%	4,913,523	60,340	4.89%	4,565,972	55,715	4.85%	3,863,999	49,333	5.13%
Equity loans and lines	7,624,399	106,004	5.58%	7,756,678	101,105	5.29%	7,742,633	93,520	4.81%	7,629,780	85,078	4.44%	7,288,969	78,254	4.32%
Dealer indirect	3,088,106	41,161	5.35%	3,212,236	42,602	5.38%	3,392,366	46,700	5.48%	3,606,654	51,067	5.63%	3,622,780	51,993	5.77%
Other consumer	467,045	10,757	9.24%	603,138	11,757	7.91%	794,457	16,511	8.27%	1,158,955	23,725	8.14%	1,096,320	24,201	8.88%

Total loans net of unearned income (1)	33,361,522	460,473	5.54%	33,208,549	437,686	5.35%	32,525,563	421,074	5.15%	32,079,701	405,127	5.02%	30,633,629	382,677	5.02%
Available-for-sale securities, amortized cost	6,322,703	74,597	4.73%	6,385,445	76,355	4.85%	6,369,885	77,107	4.82%	6,508,524	81,785	5.00%	6,559,420	81,249	4.98%
Market valuation on AFS securities	(87,157)			(41,821)			(25,440)			(92,985)			(45,289)

Total available-for-sale securities (2)	6,235,546			6,343,624			6,344,445			6,415,539			6,514,131
Held-to-maturity securities	6,052,066	75,081	4.98%	6,145,136	76,115	5.02%	6,043,965	73,896	4.86%	5,865,560	70,976	4.81%	5,929,467	67,685	4.59%

Total investment securities (3)	12,287,612	149,678	4.85%	12,488,760	152,470	4.93%	12,388,410	151,003	4.84%	12,281,099	152,761	4.91%	12,443,598	148,934	4.80%
Other interest-earning assets	271,607	3,188	4.71%	189,569	1,917	4.10%	285,158	4,810	6.71%	231,207	3,035	5.22%	378,235	3,531	3.75%

Total interest-earning assets (3)	45,920,741	613,339	5.35%	45,886,878	592,073	5.23%	45,199,131	576,887	5.07%	44,592,007	560,923	4.99%	43,455,462	535,142	4.95%
Cash and due from banks	1,182,160			1,165,902			1,147,335			1,090,246			1,117,795
Other assets	3,606,771			3,611,839			3,559,107			3,485,377			3,554,548
Allowance for loan losses	(368,375)			(368,509)			(370,052)			(381,316)			(385,514)

	$50,341,297			$50,296,110			$49,535,521			$48,786,314			$47,742,291

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$6,957,590	20,356	1.17%	$6,979,278	16,345	0.95%	$6,808,245	12,369	0.72%	$6,865,461	10,237	0.59%	$6,829,555	8,640	0.51%
Money market and savings deposits	9,974,400	36,956	1.49%	9,512,976	29,368	1.25%	8,306,523	17,376	0.83%	7,875,270	10,599	0.54%	7,847,980	9,688	0.50%
Time deposits (4)	9,215,524	68,855	3.00%	9,457,697	65,279	2.80%	9,574,231	63,827	2.65%	9,383,477	59,636	2.53%	9,133,052	57,712	2.54%
Foreign deposits	1,256,394	6,697	2.14%	1,537,030	6,803	1.80%	1,655,500	6,063	1.46%	1,611,387	4,361	1.08%	1,527,336	3,598	0.95%
Federal funds purchased and securities sold under agreements to repurchase	2,866,029	17,507	2.45%	3,022,943	16,354	2.19%	3,394,875	15,246	1.79%	3,338,866	11,707	1.39%	2,837,459	8,185	1.16%
Other interest-bearing liabilities (4)	7,441,068	73,498	3.96%	7,355,899	67,277	3.71%	7,682,934	72,015	3.73%	8,165,955	77,827	3.79%	8,163,063	75,411	3.72%

Total interest-bearing liabilities	37,711,005	223,869	2.38%	37,865,823	201,426	2.16%	37,422,308	186,896	1.99%	37,240,416	174,367	1.86%	36,338,445	163,234	1.81%

Net interest spread (3)			2.97%			3.07%			3.08%			3.13%			3.14%

Noninterest-bearing demand deposits	7,454,032			7,225,621			6,978,442			6,643,642			6,516,977
Other liabilities (4)	1,636,182			1,666,288			1,643,590			1,551,933			1,581,233
Shareholders’ equity	3,540,078			3,538,378			3,491,181			3,350,323			3,305,636

	$50,341,297			$50,296,110			$49,535,521			$48,786,314			$47,742,291

Net interest income/ margin on a taxable equivalent basis (3)		389,470	3.40%		390,647	3.45%		389,991	3.43%		386,556	3.44%		371,908	3.44%

Taxable equivalent adjustment:(5)
Loans		6,304			6,311			6,244			6,097			6,075
Available-for-sale securities		524			564			589			607			672
Held-to-maturity securities		3,999			4,019			3,946			3,946			3,751
Trading securities		-0-			5			-0-			-0-			-0-

Total taxable equivalent adjustment		10,827			10,899			10,779			10,650			10,498

Net interest income		$378,643			$379,748			$379,212			$375,906			$361,410

NOTES:

(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.
(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
(3)	The yield calculation for total available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.
(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilities are included in other liabilities.
(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited

AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
ASSETS
Cash and due from banks	$1,167,313	$1,110,764	$966,993	$1,073,175	$1,055,370
Trading securities	39,404	33,185	1,883	1,121	11,092
Available-for-sale securities	6,172,833	6,378,267	6,322,665	6,516,319	6,586,697
Held-to-maturity securities	6,072,898	6,193,235	6,188,010	6,068,666	6,004,032
Loans held for sale	323,017	150,888	103,273	240,879	261,968
Loans net of unearned income:
Commercial and industrial	5,961,937	5,857,272	5,740,153	5,630,612	5,515,740
Commercial loans - secured by real estate	2,381,944	2,251,824	2,245,052	2,248,468	2,197,646
Commercial leases	2,239,314	2,202,117	2,179,074	2,088,136	1,974,396
Commercial real estate mortgages	2,922,692	3,005,907	2,867,968	2,659,296	2,642,411
Real estate construction	3,364,146	3,243,707	3,008,313	2,810,551	2,568,776
Residential first mortgages	5,692,014	5,277,556	5,081,775	4,726,022	4,189,126
Equity loans and lines	7,427,904	7,596,112	7,756,745	7,702,802	7,514,199
Dealer indirect	3,087,815	3,120,046	3,312,120	3,493,019	3,627,608
Revolving credit	23,538	24,885	27,230	572,352	555,763
Other consumer	432,078	446,011	582,907	570,963	565,832

Total loans net of unearned income	33,533,382	33,025,437	32,801,337	32,502,221	31,351,497
Allowance for loan losses	(365,626)	(366,836)	(366,774)	(381,255)	(382,482)
Other interest-earning assets	49,599	34,639	36,149	63,151	98,813
Premises and equipment, net	1,087,201	1,083,333	1,060,574	1,053,923	1,020,033
Cash surrender value - bank owned life insurance	1,133,539	1,122,447	1,111,934	1,100,576	1,089,445
Goodwill and other intangibles	298,841	299,478	300,174	302,878	303,921
Accrued interest receivable and other assets	1,034,430	946,621	1,022,153	1,146,208	895,427

	$50,546,831	$50,011,458	$49,548,371	$49,687,862	$48,295,813

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$7,687,525	$7,500,430	$7,182,806	$6,798,077	$6,636,325
Interest-bearing demand	6,962,855	7,071,159	7,115,545	6,817,361	6,809,885
Money market and savings	10,005,039	9,871,634	8,810,972	7,814,945	7,827,390
Time	9,062,959	9,509,574	9,476,075	9,560,652	9,262,403
Foreign	1,595,330	875,723	1,647,381	928,381	1,603,241

Total deposits	35,313,708	34,828,520	34,232,779	31,919,416	32,139,244
Federal funds purchased and securities sold under agreements to repurchase	2,842,751	2,610,403	2,291,988	2,497,632	2,145,521
Other borrowed funds	473,010	203,639	429,098	1,964,121	1,370,893
Long-term Federal Home Loan Bank advances	3,238,993	3,918,255	4,371,745	5,678,135	5,779,709
Other long-term debt	3,359,173	3,344,018	2,899,773	2,108,128	2,084,213

Total deposits and interest-bearing liabilities	45,227,635	44,904,835	44,225,383	44,167,432	43,519,580
Accrued expenses and other liabilities	1,680,971	1,614,901	1,754,147	2,069,872	1,480,755

Total liabilities	46,908,606	46,519,736	45,979,530	46,237,304	45,000,335

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,732	416,736	416,748	416,753	416,768
Additional paid-in capital	731,383	729,039	726,411	714,278	714,134
Retained earnings	3,672,524	3,580,202	3,492,873	3,406,363	3,372,672
Treasury stock	(1,093,405)	(1,073,672)	(986,510)	(1,019,471)	(1,043,783)
Deferred compensation on restricted stock	(15,208)	(16,230)	(12,947)	(13,697)	(14,496)
Accumulated other comprehensive loss	(73,801)	(144,353)	(67,734)	(53,668)	(149,817)

Total shareholders’ equity	3,638,225	3,491,722	3,568,841	3,450,558	3,295,478

	$50,546,831	$50,011,458	$49,548,371	$49,687,862	$48,295,813

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

	Three Months Ended
	2005		2004
	June 30	March 31	December 31	September 30	June 30
NET CHARGE-OFFS/(RECOVERIES)
Commercial:
Commercial & industrial	$8,725	$5,420	$11,268	$8,144	$6,889
Commercial loans - secured by real estate	239	698	275	358	666
Commercial leases	-0-	182	1,815	-0-	(380)

Total commercial	8,964	6,300	13,358	8,502	7,175

Commercial real estate:
Commercial real estate mortgages	39	691	(3)	37	581
Real estate construction	(213)	1,534	5	157	1,370

Total commercial real estate	(174)	2,225	2	194	1,951

Consumer:
Residential first mortgages	424	1,298	912	529	660
Equity loans and lines	3,645	3,806	6,088	4,900	5,646
Dealer indirect	1,141	3,303	4,995	5,438	3,696
Revolving credit	222	742	3,525	5,003	4,841
Other consumer	3,420	1,407	4,251	4,171	2,599

Total consumer	8,852	10,556	19,771	20,041	17,442

	$17,642	$19,081	$33,131	$28,737	$26,568

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	0.59%	0.38%	0.79%	0.58%	0.50%
Commercial loans - secured by real estate	0.04	0.13	0.05	0.06	0.13
Commercial leases	0.00	0.03	0.34	0.00	(0.08)

Total commercial	0.34	0.25	0.53	0.34	0.30

Commercial real estate:
Commercial real estate mortgages	0.01	0.10	0.00	0.01	0.09
Real estate construction	(0.03)	0.20	0.00	0.02	0.22

Total commercial real estate	(0.01)	0.15	0.00	0.01	0.15

Consumer:
Residential first mortgages	0.03	0.10	0.07	0.05	0.07
Equity loans and lines	0.19	0.20	0.31	0.26	0.31
Dealer indirect	0.15	0.42	0.59	0.60	0.41
Revolving credit	3.69	11.70	6.60	3.55	3.59
Other consumer	3.10	0.99	2.91	2.78	1.89

Total consumer	0.21	0.25	0.47	0.47	0.44

	0.21%	0.23%	0.41%	0.36%	0.35%

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING LOANS*
Commercial:
Commercial & industrial	$35,299	$37,136	$37,581	$43,021	$45,275
Commercial loans - secured by real estate	15,395	21,699	18,617	17,560	21,356
Commercial leases	1,656	2,407	2,048	2,242	2,899

Total commercial	52,350	61,242	58,246	62,823	69,530
Commercial real estate:
Commercial real estate mortgages	2,738	2,247	3,074	2,341	3,670
Real estate construction	1,837	2,466	1,286	1,551	2,912

Total commercial real estate	4,575	4,713	4,360	3,892	6,582
Consumer:
Residential first mortgages	11,649	19,147	21,899	19,817	18,393
Equity loans and lines	1,588	1,854	3,946	6,323	8,057
Dealer indirect	17	7	13	21	23
Other consumer	242	292	24	82	85

Total consumer	13,496	21,300	25,882	26,243	26,558

	$70,421	$87,255	$88,488	$92,958	$102,670

* Exclusive of accruing loans 90 days past due.
	2005		2004
	June 30	March 31	December 31	September 30	June 30
ACCRUING LOANS 90 DAYS PAST DUE
Commercial:
Commercial & industrial	$6,502	$4,565	$6,166	$9,196	$6,873
Commercial loans - secured by real estate	1,944	952	1,518	2,108	722
Commercial leases	-0-	-0-	-0-	-0-	-0-

Total commercial	8,446	5,517	7,684	11,304	7,595
Commercial real estate:
Commercial real estate mortgages	867	8	259	238	202
Real estate construction	-0-	8,274	145	-0-	-0-

Total commercial real estate	867	8,282	404	238	202
Consumer:
Residential first mortgages	12,164	7,345	9,401	11,127	9,217
Equity loans and lines	24,311	26,063	27,965	28,315	25,249
Dealer indirect	2,450	2,258	4,089	4,467	2,979
Revolving credit	419	599	518	7,085	6,823
Other consumer	528	654	1,056	1,191	907

Total consumer	39,872	36,919	43,029	52,185	45,175

	$49,185	$50,718	$51,117	$63,727	$52,972

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

	2005		2004
	June 30*	March 31	December 31	September 30	June 30
REGULATORY CAPITAL RATIOS
Tier 1 capital ratio
AmSouth	8.09%	8.05%	8.05%	7.76%	7.79%
AmSouth Bank	8.76	8.71	8.49	8.35	8.48

Total capital ratio
AmSouth	11.52%	11.54%	10.93%	10.79%	10.89%
AmSouth Bank	11.95	11.97	11.04	10.95	11.14

Leverage ratio
AmSouth	6.76%	6.61%	6.73%	6.56%	6.60%
AmSouth Bank	7.33	7.16	7.10	7.06	7.19

*	Second quarter 2005 regulatory capital ratios based on preliminary data.